UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On March 30, 2020, Village Farms International, Inc. (the “Company” or “Village Farms”) issued a press release announcing that it intends to avail itself of the 45-day extension provided by an order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (Release Nos. 34-88318 (Mar. 4, 2020) and 34-88465 (Mar. 25, 2020)) (the “Order”) as well as a similar extension permitted by its Canadian securities regulator. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 24, 2020, the Company issued a press release announcing the date and time of its earnings call for the year ended December 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Company is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020, in reliance on the Order.

The Company’s reporting function and its third party EDGAR filing agent are experiencing disruption due to the unprecedented conditions surrounding the COVID-19 pandemic spreading throughout the United States and the world and thus the Company is unable to timely file the Annual Report.

Village Farms as well as our third-party EDGAR filing agent have been following the recommendations of local health authorities, to minimize exposure risk for their employees for the past several weeks, including the temporary closures of their offices and having employees work remotely to the extent possible, which has adversely affected their efficiency and has presented a significant challenge in our ability to prepare and finalize its initial Annual Report to be filed by the deadline of March 30, 2020.

As a result of the foregoing, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of the Annual Report. The Company expects to file its Annual Report as soon as possible and in any event no later than May 14, 2020, which is 45 days after the original due date of the Annual Report.

Set forth below is a risk factor the Company intends to include in the Annual Report regarding the risks related to the impact of COVID-19 on its business and results of operations.

We face business disruption and related risks resulting from the COVID-19 pandemic, which could have a material adverse effect on our business and results of operations.

The ongoing and developing COVID-19 pandemic has caused a broad impact globally. While the potential economic impact brought by, and the duration of, COVID-19 may be difficult to assess or predict, the pandemic and any resulting recession or economic slowdown (particularly in Canada and/or in the United States) could reduce our productive capacity, labor availability and operations generally, may reduce demand for our products, and could overall affect our ability to achieve profitability. In addition, any significant disruption of global financial markets, reducing our ability to access capital or our credit facilities, could negatively affect our liquidity. Any of the foregoing effects from the COVID-19 pandemic could materially adversely affect our business, prospects and future results of operations, and the value of our Common Shares.

Recently, due the COVID-19 pandemic, the Canadian government closed its borders to all foreign people, but subsequently, due to the negative impact on the Canadian agricultural industry, decided that foreign worker program will continue subject to new rules and regulations such as a mandatory 14-day quarantine period. Any disruption in the Canadian foreign worker program could have a detrimental impact on our ability to cultivate fresh produce.

In the case of our facilities in west Texas, a significant portion of our labor are documented workers in Mexico who cross the U.S. border on a daily basis into Texas. Recently, as a response to the COVID-19 pandemic, the U.S. government has closed the U.S./Mexico border but has determined that agricultural workers are essential. Currently, our Mexican employees have permission to continue to cross the border. There can be no assurance that we would be able to continue our Texas operations without our Mexican based workforce, if any decision is made to permanently or temporarily close the U.S./Mexico border. Any shortage of such labor could restrict our ability to operate our greenhouses profitably, or at all.

Additionally, adult use demand for cannabis products is dependent on a number of social, political and economic factors that are beyond our control including the pace of new retail cannabis stores, which could be slowed by the impact of COVID-19. Accordingly, the initial demand that has been experienced following legalization in Canada may not continue at our anticipated levels or may not be sustainable.

We are still assessing the impact COVID-19 may have on our operations and business prospects, but there can be no assurance that this analysis will enable us to avoid part or all of any impact from the spread of COVID-19 or its consequences, including an economic downturn generally or in our sectors in particular. Accordingly, COVID-19 may have a material adverse effect on our business and future results of operations and financial condition.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Forward-looking statements may relate to Village Farms’ future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy and plans and objectives. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for Village Farms, Pure Sunfarms, the greenhouse vegetable industry or the cannabis and hemp industries are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts.

Although the forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results or events will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond Village Farms’ control, that may cause Village Farms’ or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in Village Farms’ filings with U.S. and Canadian securities regulators. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to COVID-19, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, Village Farms cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, events, performance, achievements, prospects and opportunities. The forward-looking statements made in this Current Report on Form 8-K only relate to events or information as of the date on which the statements are made in this Current Report on Form 8-K. Except as required by law, Village Farms undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Title

99.1	Press Release dated March 30, 2020.

99.2	Press Release dated March 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020

VILLAGE FARMS INTERNATIONAL, INC.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer